SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.
                    ----------------------------------------


                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 25, 1999



                         ELLIGENT CONSULTING GROUP, INC.
             [Exact Name of Registrant as specified in its Charter]




         Nevada                   33-14576-D                 87-0453842
[State or Other Jurisdiction [Commission File No.]          [IRS Employer
      of Incorporation                                     Identification No.]




           152 West 57th Street,  40th Floor,  New York, New York 10019
               [Address of principal executive offices; ZIP Code]




        Registrant's Telephone No., including Area Code:  (212) 765-2915


                                      N/A
            (Former name or Former Address, if changed since last report)























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Item 4.  Changes in Registrant's Certifying Accountant

    (a)  Previous Independent Accountants:

         (i) Hansen, Barnett & Maxwell ("Hansen") letter dated February 19, 1999 addressed to the Securities and Exchange Commission.

                                   SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ELLIGENT CONSULTING GROUP, INC.


Dated:   March 3, 1999                   By: /s/ Edwin T. Brondo
                                            ------------------------------------
                                                Edwin T. Brondo
                                                Chief Financial Officer



                                        2

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Hansen, Barnett & Maxwell
     A Professional Corporation
CERTIFIED PUBLIC ACCOUNTANT


 Member of AICPA, Division of Firms                 (801) 532-2200
 SEC Practice Section                             Fax (801) 532-7944
 Member of Summit International Associates    345 East 300 South, Suite 200
                                                Salt Lake City, Utah  84111-2693







                                      February 19, 1999


Securities and Exchange Commission
Washington D.C.


Re:  Elligent Consulting Group, Inc.


We have read the statements Elligent Consulting Group, Inc. made in its Form 8-K dated January 25, 1999 regarding changes in the registrant's certifying accountants. We agree with the statements made therein.


                            HANSEN, BARNETT & MAXWELL